                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Manuel A. Fernandez and John F. Halligan jointly and severally, his attorneys-in-fact, each with the power of substitution for him in any and all capacities, to sign the this Registration Statement filed by Gartner Group, Inc. on Form S-8 with respect to the Gartner Group, Inc. 1996 Long Term Stock Option Plan, and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                        ----------------------------

           SIGNATURE                               TITLE                           DATE
           ---------                               -----                           ----
    /s/Manuel A. Fernandez              Chairman, President and Chief           July 24, 1997
- -------------------------------         Executive Officer (principal
     MANUEL A. FERNANDEZ                     executive officer)

    /s/John F. Halligan                 Executive Vice President, Chief         July 24, 1997
- ------------------------------          Financial Officer and Secretary
       JOHN F. HALLIGAN                   (principal financial and
                                              accounting officer)

    /s/William O. Grabe                            Director                     July 24, 1997
- ------------------------------
       WILLIAM O. GRABE


   /s/Max D. Hopper                                Director                     July 24, 1997
- ------------------------------
      MAX D. HOPPER


   /s/John P. Imlay, Jr.                           Director                     July 24, 1997
- ------------------------------
      JOHN P. IMLAY, JR.


  /s/Stephen G. Pagliuca                           Director                     July 24, 1997
- ------------------------------
     STEPHEN G. PAGLIUCA

                                                   Director
- ------------------------------
     DENNIS G. SISCO


   /s/Robert E. Weissman                           Director                     July 24, 1997
- ------------------------------
      ROBERT E. WEISSMAN